Exhibit 99.1
For more information contact:

Jason Willey
Investor Relations and Corporate Development
nLIGHT, Inc.
(360) 567-4890
jason.willey@nlight.net

nLIGHT, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2018 RESULTS
Revenues of $191.4 million and gross margin of 35.0% for the full year 2018
Revenues of $46.2 million and gross margin of 35.8% for the fourth quarter of 2018

VANCOUVER, Wash., February 20, 2019 - nLIGHT, Inc. (Nasdaq: LASR), a leading provider of high-power semiconductor and fiber lasers used in the industrial, microfabrication, and aerospace and defense markets, today reported financial results for the fourth quarter and full year 2018.

“2018 was a year of significant accomplishments for nLIGHT,” commented Scott Keeney, nLIGHT’s President and Chief Executive Officer. “We successfully completed an initial public offering in April, introduced a number of innovative products to the market, and delivered revenue growth of 38% with significant profitability expansion.

“Our financial performance in the fourth quarter and throughout 2018 demonstrates the diverse reach of our products from both an end market and geographic perspective. While conditions in the Chinese industrial market remain challenging, we see expanding opportunities with fiber laser customers in other Asian markets, North America, and Europe. With the rollout of higher power and differentiated fiber lasers, and our progress driving power and efficiency leadership in semiconductor lasers, we are well positioned to continue to grow at a faster rate than the overall high-power laser market.”

Full Year 2018 Financial Results

	Full Year Ended December 31,
(In thousands, except percentages)	2018	2017	% Change
Revenues	$191,359	$138,580	38.1%
Gross margin	35.0%	31.9%
Income from operations	$17,063	$9,798	74.1%
Operating margin	8.9%	7.1%
Net income	$13,938	$1,837	658.7%
Adjusted EBITDA(1)	$30,156	$18,089	66.7%
Adjusted EBITDA, as percentage of revenues	15.8%	13.1%
(1) A reconciliation of the non-GAAP information provided here to the most directly comparable GAAP metric has been provided in the financial statement tables included in this release.

Revenues of $191.4 million for the full year 2018, up 38.1% compared to $138.6 million for the full year 2017. Gross margin of 35.0% for the full year 2018 compared to 31.9% for the full year 2017. GAAP net income was $13.9 million for the full year 2018, or net income of $0.32 per diluted share, compared to $1.8 million, or net income of $0.00 per diluted share, for the full year 2017. Excluding the impact of stock-based compensation and assuming the conversion of all outstanding convertible preferred stock in the period to common stock, non-GAAP net income for the full year 2018 was $18.7 million, or non-GAAP net income of $0.49 per diluted share, compared to non-GAAP net income of $2.2 million, or non-GAAP net income of $0.08 per diluted share, for the full year of 2017.

Fourth Quarter 2018 Financial Results

	Three Months Ended December 31,
(In thousands, except percentages)	2018	2017	% Change
Revenues	$46,162	$37,482	23.2%
Gross margin	35.8%	32.8%
Income from operations	$2,219	$2,691	(17.5)%
Operating margin	4.8%	7.2%
Net income	$2,360	$1,093	115.9%
Adjusted EBITDA(1)	$6,129	$4,926	24.4%
Adjusted EBITDA, as percentage of revenues	13.3%	13.1%
(1) A reconciliation of the non-GAAP information provided here to the most directly comparable GAAP metric has been provided in the financial statement tables included in this release.

Revenues of $46.2 million for the fourth quarter of 2018, up 23.2% compared to $37.5 million for the fourth quarter of 2017. Gross margin of 35.8% for the fourth quarter of 2018 compared to 32.8% for the fourth quarter of 2017. GAAP net income for the fourth quarter of 2018 was $2.4 million, or net income of $0.06 per diluted share, compared to $1.1 million, or net income of $0.00 per diluted share, for the fourth quarter of 2017. Excluding the impact of stock-based compensation and assuming the conversion of all outstanding convertible preferred stock in the period to common stock, non-GAAP net income for the fourth quarter of 2018 was $4.3 million, or non-GAAP net income of $0.10 per diluted share, compared to non-GAAP net income of $1.2 million, or non-GAAP net income of $0.04 per diluted share, for the fourth quarter of 2017.

Outlook
For the first quarter of 2019, nLIGHT expects revenues to be in the range of $40.0 million to $44.0 million, gross margin to be in the range of 30.0% to 33.0%, and Adjusted EBITDA in the range of $2.0 million to $4.0 million.

Investor Conference Call at 2:00 p.m. Pacific Time, Wednesday, February 20, 2019

Parties interested in listening to nLIGHT’s quarterly conference call may do so by dialing 1-833-535-2198 (U.S., toll-free) or +1-412-902-6775 (international and toll), with the conference title: nLIGHT Fourth Quarter 2018 Earnings. The call can also be accessed via the web by going to nLIGHT’s Investor Relations page at http://nlight.net/company/investors.

Use of Non-GAAP Financial Results

In addition to U.S. GAAP results, this press release also contains non-GAAP financial results, including Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share, basic and diluted. Adjusted EBITDA, a non-GAAP financial metric, is used to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. In addition to our results determined in accordance with GAAP, we believe Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by us and the investment community to analyze operating performance in our industry. Similarly, we believe that providing non-GAAP net income and non-GAAP net income per share, basic and diluted, is useful to our investors as it gives effect to both the conversion of all outstanding preferred stock to common stock, which occurred immediately prior to the closing of nLIGHT’s initial public offering on April 30, 2018, as well as removing the effect of stock-based compensation expense, which we believe to be an informative view of our results during the period.

We define Adjusted EBITDA as net income adjusted for income tax expense, other non-operating expense or income, interest expense or income, depreciation and amortization, stock-based compensation and other special items as determined by management, as applicable. We define non-GAAP net income as GAAP net income adjusted for stock-based compensation. We define non-GAAP net income per share, basic and diluted, as non-GAAP net income divided by preferred and common weighted-average shares outstanding during the respective period plus the dilutive effect of any common stock equivalents during the period, if applicable.

Tables presenting the reconciliation of net income to Adjusted EBITDA, as well as the reconciliation of net income and net income per share, basic and diluted to non-GAAP net income and non-GAAP net income per share, basic and diluted, the two most directly comparable GAAP financial metrics, are included at the end of this press release.

We have not reconciled expectations of net income to Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Safe Harbor Statement

Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA, our expectations to grow faster than the overall high-power laser market, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) our ability to generate sufficient revenues to achieve or maintain profitability in the future as our operating costs increase, (2) the risk that our revenue growth rate in recent periods may not be indicative of our future performance, (3) downturns in the markets we serve could materially adversely affect our revenues and profitability, (4) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (5) the competitiveness of the markets for our products, (6) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (7) our manufacturing capacity and operations may not be appropriate for future levels of demand, (8) our reliance on a small number of customers for a significant portion of our revenues and (9) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission, including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's Registration Statement on Form S-1 or subsequent filings with the Securities and Exchange Commission. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.

The nLIGHT logo and “nLIGHT,” are registered trademarks or trademarks of nLIGHT, Inc. in various jurisdictions.

About nLIGHT

nLIGHT, Inc is a leading provider of high-power semiconductor and fiber lasers for industrial, microfabrication, aerospace and defense applications. Our lasers are changing not only the way things are made but also the things that can be made. Headquartered in Vancouver, Washington, nLIGHT employs over 1,000 people with operations in the U.S., China and Finland. For more information, please visit www.nlight.net.

nLIGHT, Inc.
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenues	$46,162	$37,482	$191,359	$138,580
Cost of revenues(1)	29,656	25,200	124,398	94,306
Gross profit	16,506	12,282	66,961	44,274
Operating expenses:
Research and development(1)	6,398	3,538	21,054	15,123
Sales, general, and administrative(1)	7,889	6,053	28,844	19,353
Total operating expenses	14,287	9,591	49,898	34,476
Income from operations	2,219	2,691	17,063	9,798
Other income (expense):
Interest income (expense), net	655	(222)	728	(1,269)
Other income (expense)	250	6	(253)	(1,834)
Income before income taxes	3,124	2,475	17,538	6,695
Income tax expense	764	1,382	3,600	4,858
Net income	$2,360	$1,093	$13,938	$1,837
Less: Income allocated to participating securities	—	(1,093)	(4,415)	(1,837)
Net income attributable to common stockholders	$2,360	$—	$9,523	$—
Net income per share, basic	$0.06	$0.00	$0.38	$0.00
Net income per share, diluted	$0.06	$0.00	$0.32	$0.00
Shares used in per share calculations:
Basic	36,441	2,954	24,862	2,735
Diluted	41,239	2,954	29,959	2,735

(1)Includes stock-based compensation as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cost of revenues	$189	$16	$456	$46
Research and development	555	20	1,293	66
Sales, general, and administrative	1,190	76	3,056	257
	$1,934	$112	$4,805	$369

nLIGHT, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$149,478	$36,687
Accounts receivable, net	26,528	13,353
Inventory	35,329	29,570
Prepaid expenses and other current assets	7,286	4,973
Total current assets	218,621	84,583
Property and equipment, net	21,462	17,968
Intangible assets, net	2,686	1,836
Goodwill	1,387	1,387
Other assets	5,974	4,374
Total assets	$250,130	$110,148

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,068	$12,920
Accrued liabilities	10,708	12,650
Customer advances	493	575
Deferred revenue	227	386
Current portion of long-term debt	91	2,363
Total current liabilities	23,587	28,894
Non-current income taxes payable	6,472	3,930
Long-term debt	18	15,108
Other long-term liabilities	2,270	933
Total liabilities	32,347	48,865
Stockholders' equity:
Convertible preferred stock - par value	—	12
Preferred stock - par value	—	—
Common stock - par value	15	2
Additional paid-in capital	324,656	180,657
Accumulated other comprehensive loss	(2,157)	(719)
Accumulated deficit	(104,731)	(118,669)
Total stockholders’ equity	217,783	61,283
Total liabilities and stockholders’ equity	$250,130	$110,148

nLIGHT, Inc.
Select Statements of Cash Flows Data
(In thousands)
(Unaudited)

	Year Ended December 31,
	2018	2017
Cash flows from operating activities:
Net income	$13,938	$1,837
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,288	7,922
Provision for losses on accounts receivable	22	232
Stock-based compensation	4,805	369
Deferred income taxes	(1,307)	(424)
Loss on disposal of property and equipment	12	9
Loss on debt extinguishment	12	911
Changes in operating assets and liabilities:
Accounts receivable	(13,734)	(3,523)
Inventory	(6,145)	(9,875)
Prepaid expenses and other current assets	(2,483)	(639)
Other assets	(2,262)	(1,148)
Accounts payable	172	2,491
Other changes	2,017	5,249
Net cash provided by operating activities	3,335	3,411
Cash flows from investing activities:
Purchases of property, equipment and intangibles	(11,714)	(5,483)
Proceeds from sale of property and equipment	35	6
Net cash used in investing activities	(11,679)	(5,477)
Cash flows from financing activities:
Principal payments on debt and capital leases	(33,417)	(15,318)
Net proceeds from debt financing	16,053	12,499
Cash paid on debt extinguishment	—	(388)
Proceeds from public offerings, net of offering costs	138,303	—
Net proceeds from issuance of convertible preferred stock	—	27,481
Payments of other financing costs	—	(191)
Proceeds from stock option exercises	362	336
Net cash provided by financing activities	121,301	24,419
Effect of exchange rate changes on cash	(166)	834
Net increase in cash and cash equivalents	112,791	23,187
Cash and cash equivalents, beginning of period	36,687	13,500
Cash and cash equivalents, end of period	$149,478	$36,687

nLIGHT, Inc.
Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except per share data)
(Unaudited)

Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income	$2,360	$1,093	$13,938	$1,837
Income tax expense	764	1,382	3,600	4,858
Other (income) expense	(250)	(6)	253	1,834
Interest (income) expense, net	(655)	222	(728)	1,269
Depreciation and amortization	1,976	2,123	8,288	7,922
Stock-based compensation	1,934	112	4,805	369
Adjusted EBITDA	$6,129	$4,926	$30,156	$18,089

Reconciliation of GAAP to Non-GAAP Net Income, and GAAP to Non-GAAP Net Income per Share, Basic and Diluted

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income	$2,360	$1,093	$13,938	$1,837
Add back:
Stock-based compensation(1)	1,934	112	4,805	369
Non-GAAP net income	4,294	1,205	18,743	2,206

GAAP weighted average shares outstanding	36,441	2,954	24,862	2,735
Assumed conversion of convertible preferred stock to common stock	—	24,642	8,056	23,095
Non-GAAP weighted average number of shares, basic	36,441	27,596	32,918	25,830
Dilutive effect of common stock equivalents	4,798	4,285	5,097	3,294
Non-GAAP weighted average number of shares, diluted	41,239	31,881	38,015	29,124

Non-GAAP net income per share, basic	$0.12	$0.04	$0.57	$0.09
Non-GAAP net income per share, diluted	$0.10	$0.04	$0.49	$0.08
(1) There is no income tax effect related to the stock-based compensation adjustment due to the full valuation allowance in the U.S.